Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries - Country of Incorporation

Country: Anguilla

The Ritz-Carlton Hotel Company Ltd. (Anguilla Branch)

Country: Antigua and Barbuda

The Ritz-Carlton Hotel Company of Antigua Limited

Country: Argentina

Marriott Argentina S.A.
Marriott International Hotels, Inc. (Argentina Branch)

Country: Aruba

Aruba Surf Club N.V.
Cooperative Vereniging Marriott Vacation Club International of Aruba
Costa Del Sol Development Company N.V.
Marriott Aruba Licensing Company AVV
Marriott Aruba N.V.
Marriott Resorts Hospitality of Aruba N.V.
Marriott Vacation Club International of Aruba, N.V.
MVCI Finance CV
Plant Hotel N.V. (Joint Venture)
The Ritz-Carlton Hotel Company of Aruba N.V.
The Ritz-Carlton Hotel Holding Company of Aruba N.V.

Country: Australia

158 Ferny Avenue Pty Limited (Joint Venture)
30 Pitt Street Pty Limited (Joint Venture)
515 Queen Street PTY LTD (Joint Venture)
Adamar International Management Company B.V. (Australian Branch)
Hotel Holdings and Services (Joint Venture)
Lonex Pty Limited (Joint Venture)
Marriott Australian Group Company Pty Ltd.
Marriott International Management Company B.V. (Australian Branch)
Mirmar Hotels Pty Limited (Joint Venture)
The Ritz-Carlton Hotel Company, L.L.C. (Australia Branch)

Country: Austria

Design Center Linz Betriebsgesellschaft mbH (Joint Venture)
Graz Marriott Hotelmanagement GmbH
Marriott Hotel- Betriebsgesellschaft, mbH
Marriott Vacation Club Timesharing GmbH

Country: Bahamas

Marriott Ownership Resorts (Bahamas) Limited
Marriott Resorts Hospitality (Bahamas) Limited
New World Hotels (Bahamas) Limited
RC Rose Island Hotel Company Limited

Country: Bahrain

Renaissance Services B.V. (Bahrain Representative Office)

Country: Belgium

Marriott Hotels International B.V. (Brussels Branch)
Marriott Hotels International Limited (Belgium Branch)
Renaissance Hotels International B.V. (Belgium Branch)
Renaissance Hotels International, S.A.

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: Bermuda

Adamar International Lodging, Ltd.
CL International Insurance Company Ltd.
Crest Management Services, Limited
Marriott International Services, Ltd.
Renaissance International Lodging Ltd.
The Ritz-Carlton Hotel Company, Ltd.

Country: Brazil

Mar Hoteis de Sao Paulo Ltda.
Marriott do Brasil Hotelaria Ltda.
Operadora Sao Paulo Renaissance Ltda.
Renaissance do Brasil Hoteleria Ltda.
RHI do Brasil Hotelaria Ltda.
Rochapora Desenvolvimento Imobilliario S/C Ltda.
Sao Paulo Alphaville Marriott Ltda.

Country: Canada

Marriott Hotels of Canada Ltd.
Marriott Lodging (Canada) Ltd.
MCL Hotel Corporation
New World Estates Ltd.
Renaissance Canada Management Ltd.
Renaissance Hotels Canada Limited
Ritz Carlton Holdings Canada ULC
The Ritz-Carlton Hotel Company of Canada, Ltd.
Toronto Hotel Land Holding Ltd.

Country: Cayman

Marriott Cayman Islands Licensing Company I, Ltd.
Marriott Cayman Islands Licensing Company II, Ltd.
Marriott Cayman Islands Licensing Company III, Ltd.
Marriott Cayman Islands Licensing Company IV, Ltd.
Marriott Cayman Islands Licensing Company V, Ltd.
Marriott Cayman Islands Licensing Company VI, Ltd.
Marriott Cayman Islands Licensing Company VII, Ltd.
Marriott Cayman Islands Licensing Company VIII, Ltd.
Marriott Cayman Islands Licensing Company IX, Ltd.
Marriott Cayman Islands Licensing Company X, Ltd.
MI Investments I Ltd.
Renaissance Caribbean Limited
The Ritz-Carlton Hotel Company of the Cayman Islands, Ltd.

Country: Chile

Hoteles de Chile S.A.
Hoteles de Chile S.A. (Joint Venture)
Inversiones Hoteleras S.A. (Joint Venture)
Inversiones Hoteleras S.A. (Joint Venture)
Marriott Chile Licensing Company Limitada
Marriott Chile S.A.
Marriott Inversiones y Servicios Limitada
The Ritz-Carlton Hotel Company of Chile Limitada
The Ritz-Carlton Inversiones Limitada

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: China

Marriott Asia Pacific Management Limited (Beijing, China Branch - Rep. Office)

Country: Costa Rica

Hotelera Cali, S.A. (Joint Venture)
Marina de Herradura, S.A. (Joint Venture)

Country: Czech Republic

Gestin Holding, AG (Joint Venture)
Marriott Hotels International B.V. (Czech Branch)
Marriott International Hotels, Inc. (Czech Republic Branch)
Penta Hotel Management GmbH (Czech Branch)
Renaissance Hotels International B.V. (Czech Branch)

Country: Denmark

Hotelinvest Kalvebod A/S - (Joint Venture)
Marriott Hotels Denmark A/S

Country: Dominican Republic

Marriott Hotels International B.V. (Dominican Republic Branch)
Transamerican Hoteles, S.A.

Country: Ecuador

Amazonas H.O.T. S.A. (Joint Venture)
Marriott Ecuador Licensing Company MLC S.A.

Country: Egypt

Marriott Hotels International (Egypt) B.V. (Egypt Branch)
Marriott Hotels International B.V. (Egypt Branch)
Marriott Hurghada Management, Inc. (Egypt Branch)
Marriott Sharm El Sheikh Management (Egypt Branch)
Renaissance Hotels International B.V. (Egypt Branch)
Renaissance International, Inc. (Egyptian Branch)
Renaissance Services B.V. (Representative Office in Egypt)
The Ritz-Carlton Hotel Company, L.L.C. (Egyptian Branch)

Country: El Salvador

Marriott International, Inc. (El Salvador Branch)

Country: France

Marriott de Gestion Hoteliere, S.A.R.L.
Marriott France Group Companies SAS
Marriott Hotels International Limited (French Branch - Liaison Office)
Marriott Management France SAS
Marriott Martinique SAS
MVCI France SAS
MVCI Holidays France SAS
Paris Colombes (Operating Company) SAS
Ramcap S.A.R.L.
Roissy CYBM SAS
Roissy Hotels S.A.R.L.
St. Jacques Paris Hotel Holding Company SAS
Toulouse Operating Company SAS
Toulouse Real Estate Company SAS
Tuileries Finances SAS
Valmy SAS
Wagram Paris Management Company SAS

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: Germany

Adamar Beteiligungs GmbH
Adamar Hotelbesitz Dusseldorf GmbH & Co. KG
Berlin Marriott Hotelmanagement GmbH
Bremen Marriott Hotelmanagement GmbH
Cologne MH Operating Company GmbH
Frankfurt Marriott Hotelmanagement GmbH
Hamburg Marriott Hotelmanagement GmbH
Leipzig Marriott Hotelmanagement GmbH
Marriott Dusseldorf Holding GmbH
Marriott Dusseldorf Hotelbetriebsgesellschaft mbH
Marriott Hotel Holding GmbH
Marriott Hotelmanagement GmbH
Munich CY Schwalther Operating Company GmbH
MVCI Holidays GmbH
The Ritz-Carlton Hotel Company (Berlin) GmbH
The Ritz-Carlton Hotel Company of Germany, GmbH
The Ritz-Carlton Hotel Management GmbH

Country: Greece

Marriott Hotels Hellas, S.A.
Oceanic Special Shipping Company Incorporated

Country: Guam

Guam Acquisition Company, LLC
Guam TAC 2003-1 LLC
International Hotel Licensing Company S.a.r.l. (Guam Branch)

Country: Guatemala

Marriott Guatemala Licensing S.A.

Country: Honduras

Marriott De Honduras, Sociedad de Responsabilidad Limitada

Country: Hong Kong

Courtyard China Hotels Limited
Marriott Asia Pacific Management Limited
Marriott Hong Kong Limited
Marriott International Development, Limited
Marriott Properties (International) Limited
New World Hotels International Limited
Renaissance Hotels Limited
Renaissance Management Hong Kong Limited
The Ritz-Carlton Hotel Company Sales and Marketing B.V. (Hong Kong Branch)
The Ritz-Carlton Limited

Country: India

Marriott Hotels India Private Limited
Marriott Hotels International Limited (India Branch)

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: Indonesia

P.T. Luxury Hotels International Indonesia
P.T. Marriott International Indonesia
P.T. The Ritz-Carlton Indonesia

Country: Ireland

Marriott (Ireland) Investments Limited
Marriott Hotels International B.V. (Ireland Branch)
Marriott Hotels International Limited (Irish Branch)
MVCI Ireland Holding Company Limited
MVCI Ireland Ltd.
MVCI Irish Holding Company Limited
MVCI Services Limited
Torriam Hotel Operating Company Limited

Country: Italy

Bulgari Milan Hotel Leasing Company (Joint Venture)
Luxury Hotels International Management Company B.V. (Italy Branch)
MVCI Holidays S.r.l.

Country: Jamaica

The Ritz-Carlton Hotel Company of Jamaica Limited

Country: Japan

Marriott Asia Pacific Management Ltd. (Japan Branch)
Marriott Terminal Services Co. Ltd. (Joint Venture)
Renaissance Services B.V. (Tokyo, Japan Branch)
The Ritz-Carlton Hotel Company Sales and Marketing (Tokyo, Japan Branch)
The Ritz-Carlton Japan, Inc.
The Ritz-Carlton Property Management Company (Tokyo), Ltd.

Country: Jersey, Channel Islands

Marriott European Holdings Limited - (Joint Venture)

Country: Jordan

Business Tourism Company LLC - (Joint Venture)
Marriott Hotels International B.V. (Jordan Branch)
Marriott International Hotels, Inc. (Jordan Branch)
Marriott Worldwide Corporation (Jordan Branch)

Country: Kazakhstan

Marriott Hotels International (Kazakhstan) L.L.C.
Renaissance Hotels International B.V. (Kazakhstan Branch)

Country: Kuwait

Kuwait National Hotel & Tourism Company - (Joint Venture)

Country: Lebanon

Marriott International Hotels, Inc. (Lebanon Branch)
MVCI Lebanon, S.A.R.L.

Country: Liberia

New World Management Services Company Limited

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: Luxembourg

IHLC Investment Company S.a.r.l.
International Colombes S.a.r.l.
International Hotel Licensing Company S.a.r.l.
Marriott ECP GP SARL
Marriott ECP LP I SARL
Marriott ECP LP II SARL
Marriott International Treasury SCA

Country: Malaysia

New World Hotels International Corporation Limited (Malaysia Branch)
Renaissance Hotels International, S.A. (Malaysia Branch)
Renaissance International Management Company B.V.(Malaysian Branch)
Renaissance Services B.V. (Malaysia Branch)
The Ritz-Carlton Hotel Company, L.L.C. (Malaysian Branch)

Country: Malta

Renaissance Hotels International B.V. (Malta Branch)

Country: Mexico

Adquisiciones Cancun-Vallarta S. de R.L. de C.V. - (Joint Venture)
cia Hotelera Azteca, S.A. de C.V. (Hoteca) - (Joint Venture)
Elcrisa, S.A. de C.V. - (Joint Venture)
Marriott Hotels, S.A. de C.V.
Marriott Mexicana S.A. de C.V.
Operadora Marriott, S.A. de C.V.
Polserv, S.A. de C.V. - (Joint Venture)
Promociones Marriott, S.A. de C.V.
R.M. Mexicana S.A.de C.V.
Renaissance P.V. Mexicana S.A. de C.V.
Servimar, S.A. de C.V. - (Joint Venture)
The R.C. Management Company of Mexico, S.A. de C.V.
The Ritz-Carlton Hotel Company of Mexico, S.A. de C.V.

Country: Netherlands

Adamar Amsterdam Hotel B.V. Adamar Hotels International B.V.
Adamar Hotels Netherlands B.V.
Adamar International Management Company B.V.
Aruba Finance Holdings BV
Bulgari Hotels & Resorts B.V.
Diplomat Properties B.V.
La Defense Nederland B.V.
Luxury Hotels International B.V.
Luxury Hotels International Management Company B.V.
Marriott Dutch Acquisition Company B.V.
Marriott European Ventures B.V.
Marriott Hotels International (Egypt) B.V.
Marriott Hotels International B.V.
Marriott Hotels of Amsterdam, B.V.
Marriott International Finance Company B.V.
Marriott International Holding Company B.V.
Marriott International Licensing Company B.V.
Marriott International Management Company B.V.
Marriott Netherlands Group Companies N.V.

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: Netherlands cont’d.

Marriott RHG Acquisition B.V.
MVCI Egypt B.V.
MVCI Holdings B.V.
Penha Longa Hotel Management Company B.V.
Penta Hotels N.V.
Renaissance do Brasil Hotelaria Holding Company B.V.
Renaissance Hotel Group N.V.
Renaissance Hotels International B.V.
Renaissance International Management Company B.V.
Renaissance Management B.V.
Renaissance Services B.V.
Renaissance Special Purposes B.V.
Rochapora Desenvolvimento Imobiliario Holding Company, B.V.
Roland B.V.
The Ritz-Carlton Hotel Company B.V.
The Ritz-Carlton Hotel Company Sales and Marketing B.V.
The Ritz-Carlton International Licensing Company B.V.
The Ritz-Carlton International Management Company B.V.

Country: Netherlands Antilles

Adamar Netherlands Antilles N.V.
La Defense Holding (Paris) N.V.
Lux International Hotels N.V.
Marriott Curacao N.V.
Marriott International Lodging N.V.
Renaissance International Lodging N.V.
Renaissance Reservations N.V.
RHG Holding N.V.
The Ritz-Carlton Company N.V.
Torriam International Lodging N.V.

Country: New Zealand

Marriott International Services Ltd. (New Zealand Branch)

Country: Peru

Marriott Peru Licensing Company SAC
Marriott Peru S.A.C.

Country: Philippines

Marriott International Hotels, Inc. (Philippine Branch)
New World Hotels International Corporation Limited (Philippine Branch)
Porto Bello Cove Hotel Corporation - (Joint Venture)

Country: Poland

LIM Joint Venture Ltd.

Country: Portugal

Marriott Hotels International B.V. (Portugal Branch)
Penha Longa Hotel Management Company B.V. (Portuguese Branch)

Country: Puerto Rico

Fajardo, Puerto Rico J.W. Marriott Management, Inc.
Isla Verde, Puerto Rico Courtyard by Marriott Management, Inc.
MVCI Puerto Rico, Inc.
San Juan Hotel Investment Company, Inc.
The Ritz-Carlton Hotel Company San Juan, Inc.

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: Romania

Marriott International Hotels, Inc. Maryland USA Sucursala Bucuresti (Romanian Branch)

Country: Russia

Intour Penta Ltd. - (Joint Venture)
Limited Liability Company “CYBM Voznesenkry Hotel Leasing”
Limited Liability Company “Renaissance Samara Hotel Leasing”
Limited Liability Company “Renaissance St. Petersburg Hotel Leasing”
The Ritz-Carlton Hotel Company B.V. (Russian Branch)

Country: Saint Kitts and Nevis

Marriott St. Kitts Licensing Company Limited
Marriott St. Kitts Management Company, Inc.
MVCI St. Kitts Company Limited

Country: Singapore

Marriott Hotels Singapore Pte Ltd.
The Ritz-Carlton Hotel Company of Singapore PTE LTD.

Country: South Korea

Central Tourist Development Company, Ltd.
Marriott Hotels International B.V. (Pusan, South Korea Branch)
Marriott Hotels International B.V. (Seoul, South Korea Branch)
Namwoo Tourism Co., Ltd. - (Joint Venture)
Renaissance Services B.V. (South Korea Branch - Liaison Office)
The Ritz-Carlton Hotel Company B.V. (Seoul, South Korea Branch)

Country: Spain

Marriott Hotels International Limited (Spain Branch)
Marriott Hotels, S.L.
MVCI Espana, S.L.
MVCI Holidays, S.L.
MVCI Mallorca, S.L.
MVCI Management, S.L.
MVCI Playa Andaluza Holidays, S.L.
R-C Spain, S.L.
Spa Son Antem, S.L. (Joint Venture)

Country: Switzerland

International Hotel Licensing Company, S.a.r.l. (Switzerland Branch)
Marriott (Schweitz) GmbH
Marriott Switzerland Licensing Company II Sarl
Marriott Switzerland Licensing Company Sarl

Country: Thailand

Maikhao Ownership (Thailand) Ltd.
Maikhao Vacation Villas Limited - (Joint Venture)
Marriott Hotels (Thailand) Limited
Marriott Hotels (Thailand) Limited
Marriott International Construction Services, Inc. (Thailand Branch)
MVCI (Thailand) Limited
Renaissance Holdings (Thailand) Limited
Renaissance Management Company (Thailand) Limited

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: Trinidad and Tobago

Marriott Trinidad & Tobago Limited

Country: Tunisia

Renaissance Services B.V. (Tunisia Branch)

Country: Turks and Caicos Isl

Adamar (Turks & Caicos) Ltd.
Marriott Turks & Caicos Licensing Company Limited
Renaissance Caribbean Limited (Turks & Caicos Branch)
The Ritz-Carlton Hotel Company of Turks & Caicos Ltd

Country: United Arab Emirates

Marriott Ownership Resorts, Inc. (Dubai Branch)
MVCI Europe Limited (United Arab Emirates – Sharjah Branch)
Renaissance Services B.V. (Dubai Branch)

Country: United Kingdom

Cheshunt Hotel Limited
Cheshunt Hotel Operating Company Limited
Cheshunt Marriott Limited
Consolidated Supplies Limited
Financiere 47 Park Street Limited
Fortyseven Park Street Limited
GH Hotel Operating Company Limited
Marriott European Hotel Operating Company Limited - (Joint Venture)
Marriott Hotels (Reading) Limited
Marriott Hotels and Catering (Holdings) Limited
Marriott Hotels International Limited
Marriott Hotels Limited
Marriott In-Flight Services Limited
Marriott International Design & Construction Services, Inc. (UK Branch)
Marriott Restaurants Limited
Marriott UK Acquisition Company Limited
Marriott UK Group Company Limited
Marriott UK Holdings Limited
Marriott UK Management Company Limited
Marriott V&A Hotel Operating Company Limited
MGRC Management Limited
MGRC Marketing Limited
MVCI Europe Limited
MVCI Management (Europe) Limited
Rarework Limited
Renaissance Manchester Hotel Operating Company Limited
Renaissance Reading Hotel Operating Company Limited
Renaissance Services B.V. (United Kingdom Branch)
Ronevsorg Hotel Operating Company Limited
The Ritz-Carlton Hotel Limited

Country: Venezuela

Desarrolos Hotelco, C.A.
Marriott Hotels International B.V. (Caracas, Venezuela Branch)

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: Virgin Islands

Dominican Hotels (B.V.I.) Ltd.
New World Hotels International Corporation Limited
New World Hotels Marketing Services Limited
Ramasia International Limited
RRC Abaco Holding Company Limited
RC Hotel Holding Company Limited
Wentworth No. 1 Limited
Wentworth No. 2 Limited
Wentworth No. 3 Limited
Wentworth Portfolio Company A Limited
Wentworth Portfolio Company B Limited
Wentworth Portfolio Company C Limited
Wentworth Propco 1 Limited
Wentworth Propco 10 Limited
Wentworth Propco 11 Limited
Wentworth Propco 12 Limited
Wentworth Propco 13 Limited
Wentworth Propco 14 Limited
Wentworth Propco 15 Limited
Wentworth Propco 16 Limited
Wentworth Propco 17 Limited
Wentworth Propco 18 Limited
Wentworth Propco 19 Limited
Wentworth Propco 2 Limited
Wentworth Propco 20 Limited
Wentworth Propco 21 Limited
Wentworth Propco 22 Limited
Wentworth Propco 24 Limited
Wentworth Propco 25 Limited
Wentworth Propco 26 Limited
Wentworth Propco 27 Limited
Wentworth Propco 28 Limited
Wentworth Propco 29 Limited
Wentworth Propco 3 Limited
Wentworth Propco 30 Limited
Wentworth Propco 31 Limited
Wentworth Propco 32 Limited
Wentworth Propco 33 Limited
Wentworth Propco 34 Limited
Wentworth Propco 35 Limited
Wentworth Propco 36 Limited
Wentworth Propco 37 Limited
Wentworth Propco 38 Limited
Wentworth Propco 39 Limited
Wentworth Propco 4 Limited
Wentworth Propco 40 Limited
Wentworth Propco 41 Limited
Wentworth Propco 42 Limited

Exhibit 21

Marriott International, Inc.

Foreign Subsidiaries – Country of Incorporation

Country: Virgin Islands cont’d.

Wentworth Propco 43 Limited
Wentworth Propco 44 Limited
Wentworth Propco 45 Limited
Wentworth Propco 46 Limited
Wentworth Propco 5 Limited
Wentworth Propco 6 Limited
Wentworth Propco 7 Limited
Wentworth Propco 8 Limited
Wentworth Propco 9 Limited
Marriott Hotel Management Company (Virgin Islands), Inc.
Marriott Ownership Resorts (St. Thomas), Inc.
Marriott U.S. Virgin Islands Licensing Company LLC
Muller Bay Holdings, LLC
RC Hotels (Virgin Islands), Inc.
The Ritz-Carlton Club, St. Thomas, Inc.

Exhibit 21

Marriott International, Inc.

Domestic Subsidiaries - State of Incorporation

State: Arizona

Camelback Country Club, Inc. (d/b/a Camelback Golf Club)
Marriott Rewards, LLC
Vestar-Athens Tuson, L.L.C.

State: California

SJMEC, Inc.
SJMFB, LLC

State: Delaware

Adamar Garni Franchise Systems, Inc.
Addison SHS, LLC
Aeropuerto Shareholder, Inc.
Atlanta Century Center, LLC
Baltimore Marriott Inner Harbor, L.L.C.
BB FFI Properties, Inc.
Brooklyn Hotel Services, Inc.
Camelback Properties Inn, Inc.
Capitol Employment Services, Inc.
CBM Annex, Inc.
Charleston Marriott, Inc.
Chicago Hotel Services, Inc.
City Center Annex Tenant Corporation
CNL Philadelphia Annex, LLC
Convention Center Holdings LLC
Corporate General, Inc.
Courtyard Annex, Inc.
Courtyard Management Corporation
CR14 Tenant Corporation
CRTM17 Tenant Corporation
CTYD III Corporation
Customer Survey Associates, Inc.
Desert Ridge Resort, LLC
Desert Springs Real Estate Corporation
Detroit CY Inc.
Detroit Hotel Services, Inc.
Detroit MHS, Inc.
e-CRM Central, LLC
East Side Hotel Services, Inc.
Essex House Condominium Corporation
ExecuStay Corporation
Fairfield FMC Corporation
Franchise System Holdings, Inc.
Host Restaurants, Inc.
Hunt Valley Courtyard, Inc.
L Street Condo P1, LLC
L Street Condo P2, LLC
L Street Condo P3, LLC
LAX Properties, LLC
LF, South Beach, LLC
Luxury Finance, LLC
Luxury Hotels International Design & Construction Services, Inc.
Marriott Acquisition 2002 Subsidiary, LLC
Marriott Acquisition 2002, LLC
Marriott Braselton Corporation

Exhibit 21

Marriott International, Inc.

Domestic Subsidiaries - State of Incorporation

State: Delaware cont’d.

Marriott College Food, L.L.C.
Marriott Community Development Corporation
Marriott Crystal City Manager, Inc.
Marriott CS Holdings, LLC
Marriott Distribution Holding Co.
Marriott Distribution Services, Inc.
Marriott Fifth Avenue, Inc.
Marriott Hotel Services, Inc.
Marriott Hotels of Panama, Inc.
Marriott Hurghada Management, Inc.
Marriott International Administrative Services, Inc.
Marriott International Capital Corporation
Marriott International Construction Services, Inc.
Marriott International Design & Construction Services, Inc.
Marriott International JBS Corporation
Marriott International Resorts, L. P.
Marriott International, Inc.
Marriott Kauai Ownership Resorts, Inc.
Marriott Kauai, Inc.
Marriott Lincolnshire Theatre Corporation
Marriott Magenta Holding Company, Inc.
Marriott Market Street Hotel, Inc.
Marriott Mexico City Partnership G.P.
Marriott Mexico City Partnership, G.P.
Marriott Mirage City Management, Inc.
Marriott Oak Brook Hills Services, LLC
Marriott Overseas Owners Services Corporation
Marriott Ownership Resorts Procurement, LLC
Marriott Ownership Resorts, Inc.
Marriott P.R. Management Corporation
Marriott Payroll Services, Inc.
Marriott Ranch Properties, Inc.
Marriott Resort at Seaview, Inc.
Marriott Resorts Sales Company, Inc.
Marriott Resorts, Travel Company, Inc.
Marriott Rewards Subsidiary, Inc.
Marriott Rewards, Inc.
Marriott Senior Holding Co.
Marriott Sharm El Sheikh Management, Inc.
Marriott Signal Capital, L.L.C.
Marriott Two Flags Member LLC
Marriott Two Flags, LP
Marriott U.K. Holdings, Ltd.
Marriott Vacation Club Ownership II LLC
Marriott Vacation Club Ownership LLC 2000-1
Marriott Vacation Club Ownership LLC 2002-1
Marriott Vacation Club Ownership, LLC
Marriott Vacation Properties of Florida, Inc.
Marriott Wardman Park Investment, Inc.
Marriott Worldwide Management, Inc.
Marriott Worldwide Payroll Corp.
Marriott Worldwide Reservation Services, LLC
Marriott Worldwide Sales and Marketing, Inc.

Exhibit 21

Marriott International, Inc.

Domestic Subsidiaries - State of Incorporation

State: Delaware cont’d.

Marriott’s Desert Springs Development Corporation
Marriott’s Greenbelt Hotel Services, Inc.
MC Lodging Investment Opportunities, Inc.
MENYC, LLC
MH Kapalua Venture, LLC
MHS Guam, Inc.
MHSFR II, Inc.
MHSFR, Inc.
MHSI Hawaii, Inc.
MI Bachelor Gulch, LLC
MI Boston Leaseco, LLC
MI CBM Investor, LLC
MI Distribution, LLC
MI Finance Company
MI Georgia Credits, LLC
MI Holding, L.P.
MI Member, LLC
MI Myrtle Beach, LLC
MI Myrtle Beach, LLC
MI Procurement Holdings, LLC
MI Seattle, LLC
MI Tenant LLC
MI TH4 INVESTOR, LLC
MI Tucson, LLC
MI Western Investment, LLC
MICC SPE I Corp.
MICC(California), LLC
MORI Las Vegas I, LLC
MORI Member (Kauai), LLC
MORI Residences, Inc.
MORI SPC 2005-1 Corp.
MORI SPC 2005-2 Corp.
MORI SPC Corp.
MORI SPC II, Inc.
MORI SPC III CORP.
MORI SPC IV Corp.
MORI SPC V Corp.
MORI SPC VI Corp.
MORI SPC VII Corp.
MRC I Funding Corporation
MRWB, LLC
MTMG Corporation
MTSC, INC.
Musicians, Inc.
MVCO 2005-1 LLC
MVCO 2005-2 LLC
North Drury Lane Productions, Inc.
Potomac Advertising, Inc.
RBF, LLC
RC Marriott II, Inc.
RC Marriott III, Inc.
RC Marriott, Inc.
RC Paradise Valley Development, LLC

Exhibit 21

Marriott International, Inc.

Domestic Subsidiaries - State of Incorporation

State: Delaware cont’d.

RC-UK, Inc.
RCC Georgia Investor L.L.C.
REN Boston Hotel Management LLC
REN Boston LP
REN Boston Waterfront Hotel, LLC
REN Hollywood, LLC
Renaissance Atlanta Downtown Hotel, LLC
Renaissance Bedford Hotel, LLC
Renaissance Cleveland Hotel, LLC
Renaissance Cleveland IOSA, LLC
Renaissance Dallas Hotel, LLC
Renaissance Denver Hotel, LLC
Renaissance Florida Hotel, Inc.
Renaissance Hollywood Payroll Company, LLC
Renaissance Hotel Holdings, Inc.
Renaissance Hotel Management Company, LLC
Renaissance Hotel Operating Company
Renaissance International, Inc.
Renaissance Nashville Hotel, LLC
Renaissance Oakbrook Hotel, LLC
Renaissance Orlando Airport Hotel, LLC
Renaissance PineIsle Hotel, LLC
Renaissance Reservations, Inc.
Renaissance Services, Inc.
Renaissance St. Louis Airport Hotel, LLC
Renaissance St. Louis Grand, LLC
Renaissance St. Louis Suites, LLC
Residence Inn by Marriott, Inc.
RHG Finance Corporation
RHG Investments, LLC
RHHI Acquisition Corp.
RHHI Investment Corp.
RHOC (Canada), Inc.
RHOC Dallas Hotel, LP
RHOC Nashville Hotel, LLC
RI Mill Road Alexandria LLC
RINA (International) Inc.
Ritz-Carlton (Virgin Islands), Inc.
RST4 Tenant LLC
SC Orlando, L.L.C.
Schaumberg/Oakbrook Marriott Hotels, Inc.
Senior Living Limited Partnership
SF-Courtyard, LLC
Shady Grove Courtyard, Inc.
SHC Eastside II, L.L.C.
Sonoma Renaissance, LLC
SpringHill SMC Corporation
Square 369 Hotel Associates, LLC
Synthetic American Fuel Enterprises I, LLC
Synthetic American Fuel Enterprises II, LLC
The Cobalt Travel Company, L.L.C.
The Ritz-Carlton Development Company, Inc.
The Ritz-Carlton Hotel Company of Puerto Rico, Inc.

Exhibit 21

Marriott International, Inc.

Domestic Subsidiaries - State of Incorporation

State: Delaware cont’d.

The Ritz-Carlton Hotel Company, L.L.C.
The Ritz-Carlton Hotel Palm Beach, LLC
The Ritz-Carlton International Construction Services, Inc.
The Ritz-Carlton International Holdings II, LLC
The Ritz-Carlton International Holdings III, LLC
The Ritz-Carlton International Holdings, Inc.
The Ritz-Carlton International Licensing Company, LLC
The Ritz-Carlton Management Company, L.L.C.
The Ritz-Carlton Mexico Holdings, LLC
The Ritz-Carlton Sales Company, Inc.
The Ritz-Carlton Title Company, Inc.
TownePlace Management Corporation
WEC 99C-1 LLC
WEC 99C-10 LLC
WEC 99C-11 LLC
WEC 99C-12 LLC
WEC 99C-13 LLC
WEC 99C-14 LLC
WEC 99C-2 LLC
WEC 99C-3 LLC
WEC 99C-4 LLC
WEC 99C-5 LLC
WEC 99C-6 LLC
WEC 99C-7 LLC
WEC 99C-8 LLC
WEC 99C-9 LLC
West Street Hotels, Inc.
Weststock Corporation

State: Florida

Marriott Resorts Title Company, Inc.

State: Georgia

The Dining Room Corporation

State: Hawaii

F. L. Insurance Corporation
KB Hotel Holding Company Inc.
KB Hotel Operator Inc.
Marquis Insurance Corporation

State: Kansas

Kansas Hospitality Services, Inc.

State: Maryland

C1 Maryland Land Business Trust
Columbia Courtyard, Inc.
Marriott International Hotels, Inc.
Marriott Worldwide Corporation
MHS Realty Sales, Inc.
MI Fulfillment Services, LLC
MII Conference Center, Inc.

State: Massachusetts

MI Hotels of Massachusetts, Inc.

Exhibit 21

Marriott International, Inc.

Domestic Subsidiaries - State of Incorporation

State: Nevada

Hard Carbon, LLC
Heavenly Resort Properties LLC
MI Hotels of Las Vegas, Inc.

State: Oregon

Synthetic American Fuel Enterprises Holdings, Inc.

State: South Carolina

Marriott Resorts Hospitality Corporation

State: Tennessee

Nashville Hotel Properties Owners Association, Inc.

State: Texas

Chaparral Club (Non-profit)
Hospitality International, Inc.
Marriott Claims Services Corporation
MHSI Conference Centers of Texas, Inc.
Plano Club International
Residence Inn Club, Inc.
The Campbell Club (Non-profit)
The Finish Line Club (Non-profit)
The Gazebo Club (Non-profit)
The Legacy Park Club

State: Utah

Gambits, A Nonprofit Corporation (Incorporated Club)

State: West Virginia

West Virginia Marriott Hotels, Inc.

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Alabama

Entity Name	Assumed Name
Marriott Ownership Resorts, Inc.	Marriott Vacation Club International (MVCI)

State: Arizona

Entity Name	Assumed Name
Courtyard Management Corporation	Camelback CbM
Courtyard Management Corporation	Chandler Courtyard by Marriott
Courtyard Management Corporation	Phoenix Airport CbM
Courtyard Management Corporation	Phoenix Mesa CbM,
Courtyard Management Corporation	Phoenix Metro Center CbM
Courtyard Management Corporation	Scottsdale CbM
Courtyard Management Corporation	Scottsdale Downtown Courtyard
Courtyard Management Corporation	Tuscon CbM
Desert Ridge Resort, LLC	Wild Fire Golf Course
Fairfield FMC Corporation	Flagstaff FibM
Fairfield FMC Corporation	Phoenix FibM
Fairfield FMC Corporation	Scottsdale FibM
Marriott Hotel Services, Inc.	Marriott Camelback Inn Resort
Marriott Hotel Services, Inc.	Scottsdale Marriott At McDowell Mountains
Marriott International, Inc.	Mountain Shadows Resort, Mountain Shadows, Marriott’s Mountain Shadows Resort
Marriott Ownership Resorts, Inc.	MVCI
Residence Inn by Marriott, Inc.	Flagstaff RI
Residence Inn by Marriott, Inc.	Phoenix Airport-Tempe RI
Residence Inn by Marriott, Inc.	Phoenix RI
Residence Inn by Marriott, Inc.	Scottsdale RI
Residence Inn by Marriott, Inc.	Tucson RI

State: Arkansas

Entity Name	Assumed Name
Courtyard Management Corporation	Little Rock CbM

State: California

Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
Courtyard Management Corporation	Novato Courtyard by Marriott
Courtyard Management Corporation	San Francisco Oyster Point Courtyard
CTYD III Corporation	Courtyard by Marriott
Fairfield FMC Corporation	Anaheim Fairfield Inn
Fairfield FMC Corporation	Buena Park FibM
Fairfield FMC Corporation	Ontario FibM
Fairfield FMC Corporation	Placentia FibM
Fairfield FMC Corporation	Rancho Cordova FibM
Marriott Hotel Services, Inc.	Anaheim Marriott
Marriott Hotel Services, Inc.	Costa Mesa Marriott Suites
Marriott Hotel Services, Inc.	La Jolla Marriott Hotel
Marriott Hotel Services, Inc.	Los Angeles Airport Marriott
Marriott Hotel Services, Inc.	Marriott’s Desert Springs Resort and Spa

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: California cont’d.

Entity Name	Assumed Name
Marriott Hotel Services, Inc.	Monterey Marriott Hotel
Marriott Hotel Services, Inc.	Napa Valley Marriott Hotel
Marriott Hotel Services, Inc.	Newport Beach Marriott Hotel
Marriott Hotel Services, Inc.	Rancho Las Palmas Marriott Resort
Marriott Hotel Services, Inc.	Santa Clara Marriott Hotel
Marriott International, Inc.	Courtyard by Marriott
Marriott International, Inc.	Irvine Marriott Hotel
Marriott International, Inc.	La Jolla Marriott Hotel
Marriott International, Inc.	Los Angeles Airport Marriott
Marriott International, Inc.	Manhattan Beach Marriott
Marriott International, Inc.	San Diego Marriott Hotel Marina
Marriott Kauai Ownership Resorts, Inc.	Marriott Vacation Club International (MVCI)
Marriott Ownership Resorts, Inc.	MVCI
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	Marriott Vacation Club International (MVCI)
Marriott Resorts, Travel Company, Inc.	Marriott Vacation Club International (MVCI)
Renaissance Hotel Management Company	The Lodge at Sonoma
Residence Inn by Marriott, Inc.	Anaheim RI
Residence Inn by Marriott, Inc.	Arcadia RI
Residence Inn by Marriott, Inc.	Bakersfield RI
Residence Inn by Marriott, Inc.	Beverly Hills RI
Residence Inn by Marriott, Inc.	Costa Mesa RI
Residence Inn by Marriott, Inc.	Fountain Valley RI
Residence Inn by Marriott, Inc.	Fremont RI
Residence Inn by Marriott, Inc.	Irvine RI
Residence Inn by Marriott, Inc.	Kearney Mesa RI
Residence Inn by Marriott, Inc.	La Jolla RI
Residence Inn by Marriott, Inc.	Long Beach RI
Residence Inn by Marriott, Inc.	Manhattan Beach RI
Residence Inn by Marriott, Inc.	MIRI Mesa Residence Inn
Residence Inn by Marriott, Inc.	Mountain View RI
Residence Inn by Marriott, Inc.	Placentia RI
Residence Inn by Marriott, Inc.	Pleasant Hills RI
Residence Inn by Marriott, Inc.	Rancho Bernardo RI
Residence Inn by Marriott, Inc.	Residence Inn Cypress
Residence Inn by Marriott, Inc.	Sacramento-Natomas RI
Residence Inn by Marriott, Inc.	San Jose RI
Residence Inn by Marriott, Inc.	San Mateo RI
Residence Inn by Marriott, Inc.	San Ramon RI
Residence Inn by Marriott, Inc.	Silicon Valley I RI
Residence Inn by Marriott, Inc.	Silicon Valley II RI
Residence Inn by Marriott, Inc.	Torrance RI

State: Colorado

Entity Name	Assumed Name
Courtyard Management Corporation	Boulder CbM
Courtyard Management Corporation	Denver Airport CbM
Courtyard Management Corporation	Denver SE CbM
Marriott Hotel Services, Inc.	Denver West Marriott Hotel

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Colorado cont’d.

Entity Name	Assumed Name
Marriott Kauai Ownership Resorts, Inc.	MVCI
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts Sales Company, Inc.	Marriott Vacation Club International (MVCI)
RBF, LLC	RBF-Jupiter, LLC
Residence Inn by Marriott, Inc.	Boulder RI
Residence Inn by Marriott, Inc.	Colorado Springs RI
Residence Inn by Marriott, Inc.	Denver Downtown RI
Residence Inn by Marriott, Inc.	Denver South RI

State: Connecticut

Entity Name	Assumed Name
Courtyard Management Corporation	Hartford CbM
Courtyard Management Corporation	Norwalk CbM
Fairfield FMC Corporation	Hartford Airport FibM (Windsor/Windsor Lock)
Marriott Hotel Services, Inc.	Stamford Marriott Hotel (Stamford & Rocky Hill)
Marriott Ownership Resorts, Inc.	MVCI

State: Delaware

Entity Name	Assumed Name
Courtyard Management Corporation	Wilmington CbM
Fairfield FMC Corporation	Wilmington FibM
Marriott Ownership Resorts, Inc.	MVCI
Residence Inn by Marriott, Inc.	Wilmington RI

State: District Of Columbia

Entity Name	Assumed Name
Renaissance Hotel Operating Company	Renaissance Washington DC Hotel
The Ritz-Carlton Hotel Company, L.L.C.	The Fairfax Club

State: Florida

Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
Courtyard Management Corporation	Courtyard Café
Courtyard Management Corporation	Courtyard Lobby Lounge
Courtyard Management Corporation	Courtyard Orlando Lake Buena Vista in the Marriott Village
Courtyard Management Corporation	Courtyard Pool Bar & Grill
CTYD III Corporation	Courtyard by Marriott
Fairfield FMC Corporation	Fairfield Inn Café
Fairfield FMC Corporation	Fairfield Inn Orlando Lake Buena Vista in the Marriott Village
Fairfield FMC Corporation	Fairfield Inn Pool Bar & Grill
Fairfield FMC Corporation	Gainesville FibM
Fairfield FMC Corporation	Miami West FibM
Fairfield FMC Corporation	Orlando International Drive FibM
Fairfield FMC Corporation	Winter Park FibM
Marriott Hotel Services, Inc.	3030 Ocean
Marriott Hotel Services, Inc.	Cafe Waterside

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Florida cont’d.

Entity Name	Assumed Name
Marriott Hotel Services, Inc.	Champions
Marriott Hotel Services, Inc.	Deco Blue
Marriott Hotel Services, Inc.	Fort Lauderdale Marina, Tampa Airport
Marriott Hotel Services, Inc.	IL Terrazzo
Marriott Hotel Services, Inc.	Le Grande Blue
Marriott Hotel Services, Inc.	Marriott South Beach
Marriott Hotel Services, Inc.	Miami Beach Marriott At South Beach
Marriott Hotel Services, Inc.	Miami International Airport Marriott
Marriott Hotel Services, Inc.	Riva Restaurant
Marriott Hotel Services, Inc.	SPA Waterside
Marriott Hotel Services, Inc.	Tampa Marriott Waterside
Marriott Hotel Services, Inc.	The Club at Marriott’s Harbor Beach Resort & Spa
Marriott Hotel Services, Inc.	The Spa at Marriott’s Harbor Beach Resort
Marriott Hotel Services, Inc.	The Spa Cafe
Marriott Hotel Services, Inc.	Tranquility
Marriott International, Inc.	Bleu Bar & Food
Marriott International, Inc.	Citron Patisserie
Marriott International, Inc.	Citron, An American Brasserie
Marriott International, Inc.	Destinations by Marriott
Marriott International, Inc.	Doral Golf Resort &Spa
Marriott International, Inc.	Fairways Pub
Marriott International, Inc.	Hawk’s Landing Steakhouse & Grille
Marriott International, Inc.	JW Marriott Orlando Grande
Marriott International, Inc.	Primo
Marriott International, Inc.	Quench Bar & Grill
Marriott International, Inc.	Tampa Marriott Waterside
Marriott International, Inc.	The Ritz Carlton Golf Club
Marriott International, Inc.	The Ritz Carlton Spa-Cartia Masion de Beaute
Marriott International, Inc.	The Ritz-Carlton Orlando Grande Lakes
Marriott International, Inc.	The Signature Shop
Marriott International, Inc.	The Vineyard Grill
Marriott International, Inc.	Vitale Spa Cafe
Marriott Ownership Resorts, Inc.	Faldo Golf Institute by Marriott
Marriott Ownership Resorts, Inc.	Horizons by Marriott Vacation Club (HMVC)
Marriott Ownership Resorts, Inc.	International Golf Club
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	Horizons By Marriott Vacation Club
Marriott Resorts Hospitality Corporation	Marriott’s Legends Edge at Bay Point
Marriott Resorts Hospitality Corporation	Marriott’s Villas at Doral
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
Renaissance Hotel Management Company	Eden Roc, A Renaissance Resort & Spa
Renaissance Hotel Management Company	Tampa Renaissance Hotel
Renaissance Hotel Management Company	The Renaissance Tampa International Plaza Hotel
Renaissance Hotel Operating Company	Renaissance Orlando Resort
Residence Inn by Marriott, Inc.	Boca Raton RI
Residence Inn by Marriott, Inc.	Jacksonville RI
Residence Inn by Marriott, Inc.	Lake Buena Vista RI,
Residence Inn by Marriott, Inc.	Pensacola RI
Residence Inn by Marriott, Inc.	St. Petersburg RI

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Florida cont’d.

Entity Name	Assumed Name
SpringHill SMC Corporation	Springhill Pool Bar & Grill
SpringHill SMC Corporation	Springhill Suites Orlando Lake Buena Vista in the Marriott Village
SpringHill SMC Corporation	Springhill Suites Seasons
The Ritz-Carlton Hotel Company, L.L.C.	Americana Restaurant
The Ritz-Carlton Hotel Company, L.L.C.	Aria
The Ritz-Carlton Hotel Company, L.L.C.	DiLido Beach Club
The Ritz-Carlton Hotel Company, L.L.C.	Lemonia
The Ritz-Carlton Hotel Company, L.L.C.	One L.R.
The Ritz-Carlton Hotel Company, L.L.C.	Pool Side Grill
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton Golf Resort Naples
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Key Biscayne
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Key Biscayne Spa
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, South Beach
The Ritz-Carlton Hotel Company, L.L.C.	The Sand Bar Grill
TownePlace Management Corporation	Miami Airport West Towneplace Suites
TownePlace Management Corporation	Miami Lakes Towneplace Suites

State: Georgia

Entity Name	Assumed Name
Courtyard Management Corporation	Atlanta Airport CbM
Courtyard Management Corporation	Atlanta Airport South CbM
Courtyard Management Corporation	Atlanta Delk Road CbM
Courtyard Management Corporation	Atlanta Perimeter CbM
Courtyard Management Corporation	Augusta CbM
Courtyard Management Corporation	Columbus CbM
Courtyard Management Corporation	Cumberland Center CbM
Courtyard Management Corporation	Executive Park CbM
Courtyard Management Corporation	Gwinnet Mall CbM
Courtyard Management Corporation	Jimmy Carter CbM
Courtyard Management Corporation	Macon CbM
Courtyard Management Corporation	Midtown Atlanta CbM
Courtyard Management Corporation	Northlake CbM
Courtyard Management Corporation	Peachtree Corners CbM
Courtyard Management Corporation	Peachtree-Dunwoody CbM
Courtyard Management Corporation	Roswell CbM
Courtyard Management Corporation	Savannah CbM
Courtyard Management Corporation	Windy Hill CbM,
Fairfield FMC Corporation	Atlanta Gwinnett Mall FibM
Fairfield FMC Corporation	Atlanta Northlake FibM
Marriott Hotel Services, Inc.	Atlanta Norcross Marriott Hotel
Marriott Hotel Services, Inc.	Atlanta Perimeter Center Hotel
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
Residence Inn by Marriott, Inc.	Atlanta Airport RI
Residence Inn by Marriott, Inc.	Atlanta Alpharetta RI
Residence Inn by Marriott, Inc.	Atlanta Buckhead RI
Residence Inn by Marriott, Inc.	Atlanta Midtown RI
Residence Inn by Marriott, Inc.	Atlanta Perimeter Mall RI

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Hawaii

Entity Name	Assumed Name
KB Hotel Operator Inc.	Kapalua Bay, A Renaissance Resort
Marriott Hotel Services, Inc.	J.W. Marriott Ihilani Resort & Spa
Marriott Hotel Services, Inc.	Koloh’s Beach Bar & Grill
Marriott Hotel Services, Inc.	Kuhio Beach Grill
Marriott Hotel Services, Inc.	Marriott’s Waiohai Beach Club
Marriott Hotel Services, Inc.	Maui Marriott Resort and Ocean Club
Marriott Hotel Services, Inc.	Waikiki Beach Hotel
Marriott Hotel Services, Inc.	Waikiki Beach Marriott Resort & Spa
Marriott Hotel Services, Inc.	Waikoloa Beach Marriott Resort
Marriott Hotel Services, Inc.	Wailea Marriott Resort
Marriott International, Inc.	Maui Marriott Resort
Marriott International, Inc.	Waikiki Beach Hotel
Marriott International, Inc.	Waikiki Beach Marriott Hotel
Marriott Kauai Ownership Resorts, Inc.	MVCI - Registration Number: 234405
Marriott Ownership Resorts, Inc.	Marriott’s Waiohai Beach Resort
Marriott Ownership Resorts, Inc.	MVCI
MRWB, LLC	Waikiki Beach Hotel
MRWB, LLC	Waikiki Beach Marriott Resort
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Kapalua

State: Illinois

Entity Name	Assumed Name
Courtyard Management Corporation	Arlington Heights CbM,
Courtyard Management Corporation	Arlington Heights South CbM
Courtyard Management Corporation	Chicago Downtown CbM
Courtyard Management Corporation	Chicago-Highland Park CbM,
Courtyard Management Corporation	Chicago/Deerfield CbM
Courtyard Management Corporation	Chicago/Lincolnshire CbM
Courtyard Management Corporation	Glenview CbM
Courtyard Management Corporation	Naperville CbM
Courtyard Management Corporation	O’Hare CbM
Courtyard Management Corporation	Oakbrook Terrace CbM
Courtyard Management Corporation	Rockford CbM,
Courtyard Management Corporation	St. Charles CbM
Courtyard Management Corporation	Waukegan CbM
Courtyard Management Corporation	Wood Dale CbM
CTYD III Corporation	Courtyard by Marriott
Fairfield FMC Corporation	Bloomington/Normal FibM
Fairfield FMC Corporation	Chicago Lansing FibM
Fairfield FMC Corporation	Glenview FibM
Fairfield FMC Corporation	Peoria FibM
Fairfield FMC Corporation	Rockford FibM
Fairfield FMC Corporation	Willowbrook FibM
Marriott Hotel Services, Inc.	Chicago Deerfield Marriott Suites
Marriott Hotel Services, Inc.	Chicago Marriott Downtown Hotel
Marriott Hotel Services, Inc.	Chicago Marriott Oakbrook Hotel
Marriott Hotel Services, Inc.	Lincolnshire Catering
Marriott Hotel Services, Inc.	Oak Brook Hills Marriott Resort

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Illinois cont’d.

Entity Name	Assumed Name
Marriott International, Inc.	Chicago Marriott O’Hare
Marriott Ownership Resorts, Inc.	HMVC
Marriott Ownership Resorts, Inc.	MVCI
Renaissance Hotel Operating Company	Renaissance Oak Brook Hotel, Renaissance Chicago Hotel
Residence Inn by Marriott, Inc.	Chicago Downtown RI
Residence Inn by Marriott, Inc.	Chicago Lombard RI
Residence Inn by Marriott, Inc.	Chicago O’Hare RI
Residence Inn by Marriott, Inc.	Deerfield RI

State: Indiana

Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
Fairfield FMC Corporation	Fort Wayne FibM
Fairfield FMC Corporation	Indianapolis Castleton FibM
Fairfield FMC Corporation	Indianapolis College Park FibM
Residence Inn by Marriott, Inc.	Fort Wayne RI
Residence Inn by Marriott, Inc.	Indianapolis North RI

State: Iowa

Entity Name	Assumed Name
Courtyard Management Corporation	Des Moines/Clive CbM
Courtyard Management Corporation	Quad Cities CbM
CTYD III Corporation	Courtyard by Marriott
Fairfield FMC Corporation	Cedar Rapids FibM
Fairfield FMC Corporation	Des Moines FibM

State: Kentucky

Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
Fairfield FMC Corporation	Florence FibM
Fairfield FMC Corporation	Louisville East FibM
Marriott Ownership Resorts, Inc.	HMVC
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI One
Marriott Resorts, Travel Company, Inc.	MVCI Two
Residence Inn by Marriott, Inc.	Lexington North RI
Residence Inn by Marriott, Inc.	Louisville RI

State: Louisiana

Entity Name	Assumed Name
Courtyard Management Corporation	Baton Rouge CbM
Courtyard Management Corporation	Courtyard by Marriott (Metarie, LA)
CTYD III Corporation	Courtyard by Marriott
Renaissance Hotel Management Company	Renaissance Pere Marquette Hotel
Residence Inn by Marriott, Inc.	Bossier City RI
SpringHill SMC Corporation	Springhill Suites by Marriott

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Maine

Entity Name	Assumed Name
Fairfield FMC Corporation	Portland FibM
Marriott Resorts Title Company, Inc.	Marriott Resorts Title, Inc.

State: Maryland

Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
Marriott Hotel Services, Inc.	Bethesda Marriott Hotel
Marriott Hotel Services, Inc.	Washington Gaithersburg Marriott Hotel
Marriott International, Inc.	Courtyard by Marriott
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
Residence Inn by Marriott, Inc.	Annapolis RI
Residence Inn by Marriott, Inc.	Bethesda RI

State: Massachusetts

Entity Name	Assumed Name
Courtyard Management Corporation	Boston Tremont Courtyard
Courtyard Management Corporation	Lowell CbM
Courtyard Management Corporation	Milford CbM
Courtyard Management Corporation	Stoughton CbM
Marriott Hotel Services, Inc.	Marriott Long Wharf
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI.
Renaissance Hotel Operating Company	Renaissance Bedford Hotel
Residence Inn by Marriott, Inc.	Boston Tewksbury/Andover RI
Residence Inn by Marriott, Inc.	Boston-Westborough RI
Residence Inn by Marriott, Inc.	Cambridge RI
Residence Inn by Marriott, Inc.	Danvers RI (aka/ Boston-North Shore)
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton Boston Common
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Boston

State: Michigan

Entity Name	Assumed Name
Courtyard Management Corporation	Auburn Hills CbM
Courtyard Management Corporation	Dearborn CbM
Courtyard Management Corporation	Detroit Airport CbM
Courtyard Management Corporation	Detroit/Novi CbM
Courtyard Management Corporation	Livonia CbM
Courtyard Management Corporation	Southfield CbM
Courtyard Management Corporation	Troy CbM
Courtyard Management Corporation	Warren CbM
Detroit Hotel Services, Inc.	Detroit Marriott at Renaissance Center
Detroit MHS, Inc.	Detroit Marriott At Renaissance Center
Fairfield FMC Corporation	Detroit Airport FibM
Fairfield FMC Corporation	Detroit Madison FibM
Fairfield FMC Corporation	Detroit Warren FibM
Fairfield FMC Corporation	Detroit West FibM

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Michigan cont’d.

Entity Name	Assumed Name
Fairfield FMC Corporation	Kalamazoo FibM
Marriott Hotel Services, Inc.	Detroit Metro Airport Marriott Hotel
Marriott Hotel Services, Inc.	Detroit Romulus Marriott Hotel
Marriott International, Inc.	Courtyard by Marriott, Fairfield Inn
Residence Inn by Marriott, Inc.	Ann Arbor RI
Residence Inn by Marriott, Inc.	Dearborn RI
Residence Inn by Marriott, Inc.	East Lansing RI
Residence Inn by Marriott, Inc.	Grand Rapids RI
Residence Inn by Marriott, Inc.	Kalamazoo RI
Residence Inn by Marriott, Inc.	Southfield Michigan RI
Residence Inn by Marriott, Inc.	Troy Central RI
Residence Inn by Marriott, Inc.	Troy South RI
Residence Inn by Marriott, Inc.	Warren RI

State: Minnesota

Entity Name	Assumed Name
Courtyard Management Corporation	Eden Prairie CbM
Courtyard Management Corporation	Mendota Heights CbM
Marriott Hotel Services, Inc.	Minneapolis City Center Marriott Hotel
Marriott Ownership Resorts, Inc.	HMVC
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
Residence Inn by Marriott, Inc.	Eden Prairie RI

State: Missouri

Entity Name	Assumed Name
Courtyard Management Corporation	Creve Coeur CbM
Courtyard Management Corporation	Earth City CbM
Courtyard Management Corporation	Kansas City Airport CbM
Courtyard Management Corporation	South Kansas City CbM
Courtyard Management Corporation	St. Louis CbM
Courtyard Management Corporation	St. Louis-Westport CbM
CRTM17 Tenant Corporation	St. Louis Airport Marriott Hotel
Fairfield FMC Corporation	St. Louis Hazelwood FibM
Marriott Hotel Services, Inc.	Kansas City Airport Marriott
Marriott Hotel Services, Inc.	St. Louis Airport Marriott
Marriott Hotel Services, Inc.	St. Louis Pavilion Marriott Hotel
Marriott Hotel Services, Inc.	Tan-Tar-A Marriott Resort
Marriott Ownership Resorts, Inc.	Big Time Tickets
Marriott Ownership Resorts, Inc.	HMVC
Renaissance Hotel Operating Company	Renaissance St. Louis Hotel Airport
Residence Inn by Marriott, Inc.	St. Louis Chesterfield RI
Residence Inn by Marriott, Inc.	St. Louis Galleria RI
Residence Inn by Marriott, Inc.	St. Louis Westport RI

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Nebraska

Entity Name	Assumed Name
Marriott Ownership Resorts, Inc.	HMVC
Residence Inn by Marriott, Inc.	Omaha Central RI

State: Nevada

Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
Fairfield FMC Corporation	Las Vegas FibM
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
MI Hotels of Las Vegas, Inc.	Courtyard by Marriott
MI Hotels of Las Vegas, Inc.	Las Vegas Marriott Suites
MI Hotels of Las Vegas, Inc.	Residence Inn by Marriott
Residence Inn by Marriott, Inc.	Las Vegas Hughes Center
Residence Inn by Marriott, Inc.	Las Vegas RI
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Lake Las Vegas

State: New Hampshire

Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott Nashua
Fairfield FMC Corporation	Merrimack Fairfield FibM
Marriott Hotel Services, Inc.	Nashua Marriott Hotel
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI

State: New Jersey

Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
Marriott Hotel Services, Inc.	Bridgewater Marriott Hotel
Marriott Hotel Services, Inc.	Glenpoint Marriott Hotel
Marriott Hotel Services, Inc.	Hanover Marriott Hotel
Marriott Hotel Services, Inc.	Marriott’s Seaview Golf Resort
Marriott Hotel Services, Inc.	Newark Airport Marriott Hotel
Marriott Hotel Services, Inc.	Park Ridge Marriott Hotel
Marriott Hotel Services, Inc.	Princeton Marriott Hotel
Marriott Hotel Services, Inc.	Somerset Marriott Hotel
Marriott Hotel Services, Inc.	The Lafayette Yard Marriott Conference Hotel
Marriott Ownership Resorts, Inc.	HMVC
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	Horizons By Marriott Vacation Club
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: New Mexico

Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
Residence Inn by Marriott, Inc.	Santa Fe RI, Albuquerque RI

State: New York

Entity Name	Assumed Name
Courtyard Management Corporation	Fishkill CbM
Courtyard Management Corporation	Midtown East Courtyard
Courtyard Management Corporation	Poughkeepsie CbM
Courtyard Management Corporation	Rochester CbM
Courtyard Management Corporation	Rye CbM
Courtyard Management Corporation	Syracuse CbM
Courtyard Management Corporation	Tarrytown CbM
Fairfield FMC Corporation	Lancaster FibM
Fairfield FMC Corporation	Syracuse FibM
Marriott Hotel Services, Inc.	Long Island Marriott Hotel
Marriott Hotel Services, Inc.	New York Brooklyn Marriott
Marriott Hotel Services, Inc.	New York Marriott Financial Center Hotel
Marriott Hotel Services, Inc.	Westchester Marriott Hotel
Marriott International, Inc.	LaGuardia Marriott
Marriott International, Inc.	Long Island Marriott Hotel and Conference Center
Marriott International, Inc.	Marriott’s Wind Watch Hotel and Golf Club
Marriott International, Inc.	New York Marriott East Side
Marriott International, Inc.	New York Marriott Financial Center Hotel
Marriott International, Inc.	New York Marriott Marquis Hotel
Marriott International, Inc.	Westchester Marriott
Marriott Kauai Ownership Resorts, Inc.	MVCI
Marriott Ownership Resorts, Inc.	HMVC
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	Horizons by Marriott Vacation Club
Residence Inn by Marriott, Inc.	East Syracuse RI
West Street Hotels, Inc.	New York Marriott World Trade Center

State: North Carolina

Entity Name	Assumed Name
Courtyard Management Corporation	Charlotte Arrowood CbM
Courtyard Management Corporation	Charlotte South Park CbM
Courtyard Management Corporation	Charlotte University CbM
Courtyard Management Corporation	Fayetteville CbM
Courtyard Management Corporation	Greensboro CbM
Courtyard Management Corporation	Raleigh Airport CbM
Courtyard Management Corporation	Raleigh CbM
Courtyard Management Corporation	Raleigh-Cary CbM
CTYD III Corporation	Courtyard by Marriott
Fairfield FMC Corporation	Charlotte Airport FibM
Fairfield FMC Corporation	Charlotte Northeast FibM
Fairfield FMC Corporation	Durham FibM
Fairfield FMC Corporation	Fayetteville FibM

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: North Carolina cont’d.

Entity Name	Assumed Name
Fairfield FMC Corporation	Greensboro Highpoint FibM
Fairfield FMC Corporation	Raleigh Northeast FibM
Fairfield FMC Corporation	Rocky Mount FibM
Fairfield FMC Corporation	Wilmington FibM
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
Residence Inn by Marriott, Inc.	Charlotte North RI
Residence Inn by Marriott, Inc.	Durham RI, Greensboro RI
Residence Inn by Marriott, Inc.	Raleigh RI
Residence Inn by Marriott, Inc.	Winston-Salem RI
WEC 99C-8 LLC	WEC 99C-8 LLC

State: Ohio

Entity Name	Assumed Name
Courtyard Management Corporation	Blue Ash CbM
Courtyard Management Corporation	Dayton Mall CbM
Courtyard Management Corporation	Dublin CbM
Courtyard Management Corporation	Toledo CbM
Courtyard Management Corporation	Worthington CbM
Fairfield FMC Corporation	Akron FibM
Fairfield FMC Corporation	Cincinnati Sharonville FibM
Fairfield FMC Corporation	Cleveland Brook Park FibM
Fairfield FMC Corporation	Cleveland Willoughby FibM
Fairfield FMC Corporation	Columbus North FibM
Fairfield FMC Corporation	Columbus West FibM
Fairfield FMC Corporation	Dayton FibM
Fairfield FMC Corporation	Toledo Holland FibM
Marriott International, Inc.	Fairfield Inn
Marriott Ownership Resorts, Inc.	HMVC
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
Residence Inn by Marriott, Inc.	Akron RibM
Residence Inn by Marriott, Inc.	Blue Ash RibM
Residence Inn by Marriott, Inc.	Cincinnati North RibM
Residence Inn by Marriott, Inc.	Columbus East RibM
Residence Inn by Marriott, Inc.	Dayton North RibM
Residence Inn by Marriott, Inc.	Dayton South RibM
Residence Inn by Marriott, Inc.	Dublin Ohio RibM
Residence Inn by Marriott, Inc.	Toledo RibM

State: Oklahoma

Entity Name	Assumed Name
Courtyard Management Corporation	Oklahoma City CbM
Marriott Hotel Services, Inc.	Oklahoma City Marriott Hotel
Residence Inn by Marriott, Inc.	Oklahoma City RI

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Oregon

Entity Name	Assumed Name
Courtyard Management Corporation	Portland CbM
Marriott Hotel Services, Inc.	Portland Marriott Hotel
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI

State: Pennsylvania

Entity Name	Assumed Name
Courtyard Management Corporation	Devon CbM
Courtyard Management Corporation	Philadelphia CbM
Courtyard Management Corporation	Pittsburgh CbM
Courtyard Management Corporation	Valley Forge CbM
Courtyard Management Corporation	Willow Grove CbM
Fairfield FMC Corporation	Harrisburg West FibM
Fairfield FMC Corporation	Pittsburgh/Warrendale FibM
Marriott Hotel Services, Inc.	Philadelphia Airport Marriott Hotel
Marriott Hotel Services, Inc.	Philadelphia Marriott Hotel
Marriott Hotel Services, Inc.	Philadelphia Marriott West
Residence Inn by Marriott, Inc.	Berwyn RI
Residence Inn by Marriott, Inc.	Greentree RI
Residence Inn by Marriott, Inc.	Philadelphia Airport RI
Residence Inn by Marriott, Inc.	Willow Grove RI

State: Puerto Rico

Entity Name	Assumed Name
MVCI Puerto Rico, Inc.	Marriott Vacation Club International

State: Rhode Island

Entity Name	Assumed Name
Courtyard Management Corporation	Middletown CbM
Marriott Ownership Resorts, Inc.	MVCI

State: South Carolina

Entity Name	Assumed Name
Courtyard Management Corporation	Columbia NW CbM
Fairfield FMC Corporation	Greenville FibM
Fairfield FMC Corporation	Hilton Head FibM
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
Residence Inn by Marriott, Inc.	Columbia RI

State: Tennessee

Entity Name	Assumed Name
Courtyard Management Corporation	Brentwood CbM
Courtyard Management Corporation	Chattanooga CbM
Courtyard Management Corporation	Memphis Airport CbM
Courtyard Management Corporation	Nashville Airport CbM,

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Tennessee cont’d.

Entity Name	Assumed Name
Courtyard Management Corporation	Park Avenue, Memphis CbM
Fairfield FMC Corporation	Chattanooga FibM
Fairfield FMC Corporation	Jackson FibM
Fairfield FMC Corporation	Johnson City FibM
Marriott Hotel Services, Inc.	Nashville Airport Marriott Hotel
Marriott International, Inc.	Fairfield Inn
Marriott Ownership Resorts, Inc.	HMVC
Residence Inn by Marriott, Inc.	Maryland Farms RibM
Residence Inn by Marriott, Inc.	Memphis RibM

State: Texas

Entity Name	Assumed Name
Courtyard Management Corporation	Addison CbM
Courtyard Management Corporation	Addison/Quorum Courtyard
Courtyard Management Corporation	Arlington CbM
Courtyard Management Corporation	Bedford CbM
Courtyard Management Corporation	Courtyard Dallas Central Expressway
Courtyard Management Corporation	Courtyard Houston Downtown
Courtyard Management Corporation	Dallas North Park CbM
Courtyard Management Corporation	Dallas Northeast CbM
Courtyard Management Corporation Courtyard Management Corporation	Dallas Stemmons CbM DFW Courtyard North
Courtyard Management Corporation	Fort Worth CbM
Courtyard Management Corporation	Houston Downtown CbM
Courtyard Management Corporation	Las Colinas CbM
Courtyard Management Corporation	LBJ@Josey CbM
Courtyard Management Corporation	Plano CbM
Courtyard Management Corporation	San Antonio Airport CbM
Courtyard Management Corporation	San Antonio CbM
Courtyard Management Corporation	San Antonio Medical Center CbM
CTYD III Corporation	Courtyard by Marriott
Fairfield FMC Corporation	Arlington Fairfield Suites
Marriott Hotel Services, Inc.	Dallas Marriott Quorum
Marriott Hotel Services, Inc.	Houston Airport Marriott
Marriott Kauai Ownership Resorts, Inc.	MVCI
Marriott Ownership Resorts, Inc.	HMVC
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
Residence Inn by Marriott, Inc.	Dallas Central Expressway RI
Residence Inn by Marriott, Inc.	Dallas Market Center RI
Residence Inn by Marriott, Inc.	Houston Astrodome RI
Residence Inn by Marriott, Inc.	Houston Clear Lake RI
Residence Inn by Marriott, Inc.	Houston Southwest RI
Residence Inn by Marriott, Inc.	Las Colinas RI
Residence Inn by Marriott, Inc.	Lubbock RI
Residence Inn by Marriott, Inc.	Residence Inn Houston Downtown
Residence Inn by Marriott, Inc.	Richardson RI
Residence Inn by Marriott, Inc.	San Antonio RI

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Texas cont’d.

Entity Name	Assumed Name
Residence Inn by Marriott, Inc.	Tyler RI
SpringHill SMC Corporation	Addison Springhill Suites
SpringHill SMC Corporation	Arlington Springhill Suites
SpringHill SMC Corporation	Fort Worth University
TownePlace Management Corporation	Houston Clearlake TownePlace Suites

State: Utah

Entity Name	Assumed Name
Marriott Kauai Ownership Resorts, Inc.	MVCI
Marriott Ownership Resorts, Inc.	Marriott’s Mountainside Resort
Marriott Ownership Resorts, Inc.	Marriott’s Summit Watch Resort
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
Residence Inn by Marriott, Inc.	Residence Inn at the Cottonwoods

State: Vermont

Entity Name	Assumed Name
Fairfield FMC Corporation	Burlington Colchester FibM

State: Virginia

Entity Name	Assumed Name
Courtyard Management Corporation	Brookfield CbM
Courtyard Management Corporation	Charlottesville CbM
Courtyard Management Corporation	Courtyard by Marriott
Courtyard Management Corporation	Courtyard by Marriott
Courtyard Management Corporation	Dulles South CbM
Courtyard Management Corporation	Dulles Town Center CbM
Courtyard Management Corporation	Dunn Loring Fairfax Courtyard
Courtyard Management Corporation	Fair Oaks CbM
Courtyard Management Corporation	Herndon CbM,
Courtyard Management Corporation	Manassas CbM
Courtyard Management Corporation	Richmond Innsbrook CbM
Courtyard Management Corporation	Rosslyn CbM
Marriott Hotel Services, Inc.	Berry Hill Conference Center
Marriott Hotel Services, Inc.	CC Bistro
Marriott Hotel Services, Inc.	Crystal City Marriott at Regan National
Marriott Hotel Services, Inc.	Crystal City Marriott Hotel
Marriott Hotel Services, Inc.	Marriott’s Westfields Conference Center
Marriott Hotel Services, Inc.	Westfield’s Golf Club (Fairfax file date)
Marriott Hotel Services, Inc.	Westfield’s Marriott
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts Hospitality Corporation	Tidewater’s Sweets and Sundries
Marriott Resorts, Travel Company, Inc.	MVCI
Residence Inn by Marriott, Inc.	Herndon RI
Residence Inn by Marriott, Inc.	Residence Inn Alexandria - Old Town
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Tysons Corner

Exhibit 21

Marriott International, Inc.

Assumed Names 10K Report

“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

State: Washington

Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
Marriott Hotel Services, Inc.	Seattle Waterfront Marriott
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Residence Inn by Marriott, Inc.	Residence Inn Redmond
SpringHill SMC Corporation	Seattle Downtown Springhill Suites
SpringHill SMC Corporation	Seattle South Renton Springhill
TownePlace Management Corporation	Seattle South Renton TownePlace Suites

State: Wisconsin

Entity Name	Assumed Name
Fairfield FMC Corporation	Madison FibM
Fairfield FMC Corporation	Milwaukee FibM
Residence Inn by Marriott, Inc.	Green Bay RI

Exhibit 21